UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2021
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Note Purchase Agreement
On May 25, 2021, Trinity Industries Leasing Company (“TILC”), TRIP Rail Holdings LLC (“TRIP Holdings”), Triumph Rail Holdings LLC (“Triumph Holdings”), and TRIP Rail Master Funding LLC (“TRMF”) entered into a Note Purchase Agreement dated May 25, 2021 (the “Note Purchase Agreement”) with Credit Suisse Securities (USA) LLC, Wells Fargo Securities LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Credit Agricole Securities (USA) Inc., BofA Securities, Inc., and Fifth Third Securities, Inc. (the “Purchasers”). TILC is a wholly-owned subsidiary of Trinity Industries, Inc. (the “Company”); the equity members of TRIP Holdings are TILC (owner of 42.6% of the equity interests) and other investors; and TRMF and Triumph Holdings are wholly-owned subsidiaries of TRIP Holdings.
The Note Purchase Agreement provides for the issuance and sale of (i) an aggregate principal amount of $535.0 million of TRMF’s Series 2021-2 Class A Green Secured Railcar Equipment Notes (the “Class A Notes”) and (ii) an aggregate principal amount of $25.4 million of TRMF’s Series 2021-1 Class B Green Secured Railcar Equipment Notes (the “Class B Notes”) (the Class A Notes and the Class B Notes are, collectively, the “Notes”) to the Purchasers. The Class A Notes will bear interest at a fixed rate of 2.15%, will be payable monthly, and will have a stated final maturity date of June 15, 2051. The Class B Notes will bear interest at a fixed rate of 3.08%, will be payable monthly, and will have a stated final maturity date of June 15, 2051. The Notes will be obligations of TRMF only, secured by (among other things) approximately 11,004 railcars and operating leases thereon, which TRMF currently owns. The Note Purchase Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Note Purchase Agreement also contains provisions pursuant to which TILC, TRIP Holdings, Triumph Holdings, and TRMF agree to hold harmless and indemnify the Purchasers against damages under certain circumstances, which are customary for a transaction of this type.
The issuance and sale of the Notes are part of an asset-backed securitization which, subject to satisfaction of a variety of customary conditions precedent, is scheduled to close on or about June 15, 2021. The Company can give no assurance that the transaction will close on that date or at all. At the closing of the securitization, TRMF is expected to change its name to Triumph Rail LLC.
TRMF expects that, based on generally accepted market principles for classification of securities as “Green Bonds” published by the International Capital Markets Association (the “ICMA”), the Notes will constitute “Green Bonds.” Sustainalytics, an established provider of environmental, social and governance research and analysis, acting as an external verifier has provided a pre-issuance review of this transaction. The pre-issuance review letter shows alignment with Trinity Industries Leasing Company’s Green Financing Framework (the “Trinity Green Financing Framework”) and industry standards, and states that nothing has come to the attention of the external verifier that would cause it to believe that the Notes are not aligned with the Trinity Green Financing Framework. The external verifier previously provided a second-party opinion on January 18, 2021, stating that the Trinity Green Financing Framework is impactful and credible and is in alignment with relevant industry standards, the ICMA’s Green Bond Principles 2018, and overall sustainability quality, the views of which are intended to inform investors in general, and not a specific investor. The ICMA does not provide certification as to whether any particular bonds constitute “Green Bonds” and no regulatory body has made such a certification as to the Notes.
The Purchasers are expected to resell the Notes pursuant to Rule 144A of the Securities Act of 1933 and Regulation S thereunder. The Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold within the United States or to U.S. persons, except to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S under the Securities Act. This filing shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.
TRMF is expected to use the proceeds from the sale of the Notes, as well as proceeds from the sale of railcars and related operating leases to its affiliate, TRIP Railcar Co., LLC, to redeem in full each of its $509.6 million in aggregate principal amount of Series 2011 Class A-2 Secured Railcar Equipment Notes, $220.7 million in aggregate principal amount of Series 2014-1 Class A-2 Secured Railcar Equipment Notes, $103.0 million in aggregate principal amount of Series 2017-1 Class A-1 Secured Railcar Equipment Notes, and $134.9 million in aggregate principal amount of Series 2017-1 Class A-2 Notes, of which $508.8 million, $220.7 million, $12.2 million, and $134.9 million, respectively, were outstanding as of March 31, 2021.

Reduction of Term Loan Agreement Commitment

On May 25, 2021, TRIP Railcar Co., LLC (“TRIP Railcar”) delivered a notice to reduce the committed amount under the previously-reported Term Loan Agreement dated May 18, 2021 (the “Loan Agreement”) among TRIP Railcar, as borrower, TILC, TRIP Holdings, the lenders party thereto (the “Lenders”), Credit Suisse AG, New York Branch, as agent for the Lenders, and U.S. Bank National Association, as collateral agent and depositary. Effective May 27, 2021, the maximum amount of loans issuable pursuant to the Loan Agreement was reduced from $535.0 million to $335.0 million.
Forward-Looking Statements
Some statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the Company’s estimates, expectations, beliefs, intentions or strategies for the future, including the expected closing of the issuance of the Notes. The assumptions underlying these forward-looking statements include, but are not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that the Company believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting the Company’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. In particular, the closing of the issuance of the Notes is subject to general market and other conditions, which in turn are subject to a broad range of risks and uncertainties that could affect the Company, and there are no assurances that the closing will be completed when expected or at all. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by the Company’s Quarterly Reports on Form 10-Q, and the Company’s Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

June 1, 2021	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer